   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 2000
                                                    REGISTRATION NO. ___________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                             SUN MICROSYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                                      94-2805249
(State of Incorporation)                         (I.R.S. Employer
                                               Identification Number)

                              901 SAN ANTONIO ROAD
                               PALO ALTO, CA 94303
                                 (650) 960-1300
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           ---------------------------

                             SUN MICROSYSTEMS, INC.
                      1990 LONG-TERM EQUITY INCENTIVE PLAN
                            (FULL TITLE OF THE PLAN)

                           ---------------------------

                                SCOTT G. MCNEALY
                             CHIEF EXECUTIVE OFFICER
                             SUN MICROSYSTEMS, INC.
                              901 SAN ANTONIO ROAD
                               PALO ALTO, CA 94303
                                 (650) 960-1300
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                           ---------------------------

                                    COPY TO:
                            KATHERINE A. MARTIN, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------

                                                                      Proposed       Proposed
                                                                      Maximum         Maximum
                                                   Amount             Offering       Aggregate      Amount of
                                                    to be             Price Per      Offering     Registration
Title of Securities to be Registered             Registered           Share(1)         Price          Fee
------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.00067 per share,
pursuant to the 1990 Long-Term Equity
Incentive Plan                                7,000,000 shares       $92.16          $645,120,000    $170,311.68
------------------------------------------------------------------------------------------------------------------

(1) The Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of calculating the registration fee. The average of the high and low price on November 10, 2000 was $92.16.

     The contents of the Registrant's Forms S-8 Registration Statements, Registration No. 33-38220, 33-56577, 333-01459, 333-67183 and 333-90907 dated
December 14, 1990, November 23, 1994, March 6, 1996, November 12, 1998 and November 12, 1999, respectively, relating to the 1990 Long-Term Equity Incentive Plan are incorporated herein by reference.

             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8.  EXHIBITS

EXHIBIT
NUMBER              DOCUMENTS
-------             ---------
 4.1     1990 Long-Term Equity Incentive Plan
 5.1     Opinion of Counsel as to legality of securities being registered
23.1     Consent of Counsel (Contained in Exhibit 5.1)
23.2     Consent of Ernst & Young LLP, Independent Auditors
24.1     Power of Attorney (Contained in page II-3)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 10th day of November, 2000.

                                        SUN MICROSYSTEMS, INC.


                                        By:  /s/ Michael E. Lehman
                                             -----------------------
                                             Michael E. Lehman, Executive Vice
                                             President, Corporate Resources and
                                             Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                   DATE
---------                                   -----                                   ----
/s/ Scott G. McNealy      Chairman of the Board of Directors,               November 10, 2000
----------------------    and Chief Executive Officer
Scott G. McNealy          (Principal Executive Officer)


/s/ Michael E. Lehman     Executive Vice President, Corporate               November 10, 2000
----------------------    Resources and Chief Financial Officer
Michael E. Lehman         (Principal Financial Officer)


/s/ Michael L. Popov       Vice President, Corporate Controller             November 10, 2000
----------------------    (Principal Accounting Officer)
Michael L. Popov


/s/ James L. Barksdale
----------------------    Director                                          November 10, 2000
James L. Barksdale


/s/ L. John Doerr
----------------------    Director                                          November 10, 2000
L. John Doerr


/s/ Judith L. Estrin
----------------------    Director                                          November 10, 2000
Judith L. Estrin


/s/ Robert J. Fisher
----------------------    Director                                          November 10, 2000
Robert J. Fisher


/s/ Robert L. Long
----------------------    Director                                          November 10, 2000
Robert L. Long


/s/ M. Kenneth Oshman
----------------------    Director                                          November 10, 2000
M. Kenneth Oshman


/s/ Naomi O. Seligman
----------------------    Director                                          November 10, 2000
Naomi O. Seligman

                             SUN MICROSYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                INDEX TO EXHIBITS

EXHIBIT
NUMBER              DOCUMENTS
-------             ---------
 4.1     1990 Long-Term Equity Incentive Plan
 5.1     Opinion of Counsel as to legality of securities being registered
23.1     Consent of Counsel (Contained in Exhibit 5.1)
23.2     Consent of Ernst & Young LLP, Independent Auditors
24.1     Power of Attorney (Contained in page II-3)